American Century Capital Portfolios, Inc. Summary Prospectus and Prospectus Supplement AC Alternatives® Long Short Fund
Supplement dated May 31, 2018 ■ Summary Prospectus dated March 1, 2018 (as revised May 2, 2018) and Prospectus dated March 1, 2018

The Board of Directors has approved a plan of liquidation for the AC Alternatives Long Short Fund. Under the plan, the liquidation date of the fund will be July 30, 2018.
The fund will be closed to all new investments, except reinvested distributions, as of the close of the New York Stock Exchange on July 25, 2018.
To prepare for the closing and liquidation of the fund, the fund’s portfolio managers plan to increase the portion of assets held in cash and similar investments to pay expenses and meet redemption requests. In doing so, the portfolio managers may sell securities to increase cash and cash equivalents exposure up to 100% of the portfolio. As a result, the fund will not be pursuing its stated investment objectives.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL-94107 1805